UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2014

CRYOPORT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34632	88-0313393
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20382 Barents Sea Circle, Lake Forest, California 92630

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 470-2300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

See Items 2.03 and 3.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Between December 3, 2014 and December 4, 2014, Cryoport, Inc. (“Cryoport”) issued to certain accredited investors (the “Investors”) 2014 Series Secured Promissory Notes in the aggregate original principal amount of $415,000 (the “Notes”). The board of directors of Cryoport has approved the issuance of 2014 Series Secured Promissory Notes up to an aggregate original principal amount of $1,000,000. The Notes accrue interest at a rate of 7% per annum. All principal and interest under the Notes will be due on July 1, 2015. Cryoport may elect to extend the maturity date of the Notes to January 1, 2016 by providing written notice to the Investors and a warrant to purchase a number of shares of common stock of Cryoport equal to (a) the then outstanding principal balance of the Note, divided by (b) $0.50 multiplied by 125%. Cryoport may prepay the Notes at any time without penalty and payments shall be on a pari passu basis.

The Notes are secured by all tangible assets of Cryoport pursuant to the terms of that certain Security Agreement dated December 3, 2014 between Cryoport and the Investors (the “Security Agreement”). Cryoport is obligated to keep the collateral and all of its other personal property and assets free and clear of all security interests, except for certain limited exceptions.

The description of the Notes included in this Item 2.03 is qualified in its entirety by the terms and conditions of the form of the Notes and Security Agreement filed as an exhibit hereto.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 2.03 above is incorporated herein by reference.

In connection with the issuance of the Notes, Cryoport issued the Investors warrants to purchase 1,037,500 shares of common stock at an exercise price of $0.50 per share. The warrants are exercisable on May 31, 2015 and expire on November 30, 2021.

Cryoport did not pay any discounts or commissions with respect to the issuance of the Notes or the Warrants.

The sale and issuance of the Notes was completed in accordance with the exemption provided by Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and/or Section 4(2) of the Securities Act, in that such sale and issuance was made without any public offering to “accredited investors,” as that term is defined under Rule 501 of Regulation D of the Securities Act.

The description of the warrants included in this Item 3.02 is qualified in its entirety by the terms and conditions of the form of the warrant filed as an exhibit hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Form of Warrant issued with the 2014 Series Secured Promissory Notes

10.1	Form of Subscription agreement in connection with the 2014 Series Secured Promissory Notes

10.2	Form of 2014 Series Secured Promissory Note

10.3	Security Agreement dated December 3, 2014 between Cryoport and the holders of the 2014 Series Secured Promissory Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOPORT, INC.

Date: December 9, 2014	By:	/s/ Robert Stefanovich
Robert Stefanovich
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant issued with the 2014 Series Secured Promissory Notes

10.1	Form of Subscription agreement in connection with the 2014 Series Secured Promissory Notes

10.2	Form of 2014 Series Secured Promissory Note

10.3	Security Agreement dated December 3, 2014 between Cryoport and the holders of the 2014 Series Secured Promissory Notes.